SunTrust Banks, Inc. 3Q 2006 Results October 17, 2006 Exhibit 99.2

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2005 Annual Report on
Form 10-K, Quarterly Reports for the periods ended March 31, 2006 and June 30, 2006 on Form 10-Q and Current Reports on Form 8-K.
This presentation may include non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in SunTrust’s earnings press releases, which can be found on SunTrust’s website in the news section of the investor relations pages.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words "believes," "expects," "anticipates," "estimates,"
"intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future conditional verbs such as "may," “will,”
“should,” “would,” and "could." Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management.  The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements involve significant risks and uncertainties.  Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the Company's 2005 Annual Report on Form 10-K, in the Company’s Quarterly Reports on
Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange
Commission's internet site (http://www.sec.gov). Those factors include: changes in general business or economic conditions, including customers' ability to repay debt obligations, could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business; we rely on other companies for key components of our business infrastructure; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel without whom our operations may suffer; we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as  a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement the business strategy; our accounting policies and methods are key to how we report financial condition and results of operation, and may require management to make estimates about matters that are uncertain; our stock price can be volatile; and our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud.

3Q 2006 Results
Net Interest Income (FTE)
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Taxes
Net Income
Diluted EPS
Margin
Average Loans
Average Consumer and
Commercial Deposits
($ in millions, except per share data)
$(2)
27
25
28
(23)
$25
0.07
$9,924
$3,567
$1,174
859
2,033
1,205
208
$536
1.47
2.93%
$120,742
$97,643
3Q 2006
$
Growth
-%
3%
1%
2%
(10)%
5%
5%
9%
4%
%
Growth
$1,176
832
2,008
1,177
231
$511
1.40
3.14%
$110,818
$94,076
3Q 2005
$1,190
875
2,065
1,214
234
$544
1.49
3.00%
$120,145
$97,172
2Q 2006
$(16)
(16)
(33)
(9)
(27)
$(8)
(0.02)
$597
$471
$
Growth
(5)%
(8)%
(6)%
(3)%
(45)%
(6)%
(1)%
2%
2%
%
Growth
(Annualized)

Selected 3Q 2006 Significant Items
Net Gain on Sale of Bond Trustee Business
Net Securities Losses
Provision Expense
Net Charge-Offs
Provision Expense in Excess of Net Charge-Offs
$113
Pretax ($ in millions)
3
$92
$62
(36)
$26

23%
6%
25%
12%
17%
17%
Consumer and Commercial Deposit
Mix and Sweep Activity
20%
22%
13%
13%
23%
9%
3Q 2006
Fed Funds – 5.25%
3Q 1998
Fed Funds – 5.50%
DDA
NOW
Total
DDA
3Q 2005
Period End
NOW
MMA
Savings
Consumer Time
Other Time
3Q 2006 Change
Sweeps
(3Q 2006 over
3Q 2005)
$24,549
16,896
$41,445
$22,813
17,509
$40,322
$(1,736)
613
$(1,123)
$1,700
1,900
$3,600
($ in millions)
Total
CDs
29%
Total
CDs
29%

Securities Portfolio Restructuring
• The Company restructured a
portion of the investment
portfolio in the third quarter
• The $92 million in securities
losses mainly resulted from the
restructuring
• De-levered the balance sheet by
$2 billion
• Combined reinvestment yield on
the securities, swap and funding
reduction was 5.57%, a 212 b.p.
yield improvement
• Balance sheet duration extended
• Estimated 12 month net interest
income pickup of approximately
$62 million
5
($ in millions)
Size Yield Duration
MBS 795 $   3.41% 1.4
Agencies 1,175 3.44% 1.4
ABS 342 3.53% 1.8
CMBS 412 3.47% 2.4
Corporates 220 3.50% 1.8
Total Sales 2,944 $ 3.45% 1.6
Size Yield Duration
MBS 463 $   6.03% 5.3
CMBS 318 5.73% 5.1
Agencies 150 5.35% 4.4
Total Reinvestment 931 $   5.82% 5.1
Size Yield Duration
5-Year Swaps 1,500 $ 5.50% 4.3
Wholesale Funding Reduction 513 5.32% 0.1
Total De-Levering 2,013 $ 5.45% 3.2
Total Reinvestment
and De-Levering 2,944 $ 5.57% 3.8
Portfolio Reinvestment
De-Levering
Sales Completed
Reinvestment and De-Levering Completed

Proactive Capital Management
STI’s Capital Management Strategy….
Improve balance sheet efficiency
Lower cost of capital
Preparation for Basel II
implementation
Improvement in available
capital options
Enhanced
shareholder returns
…is a proactive approach to recent Industry developments.
Capital deemed necessary by the
Federal Reserve is expected to be
based on a more granular analysis of
the risk in our assets
Proactive with regulators and rating
agencies to seek approval for new
options to be counted as core capital
Highlights the low risk
of our
balance sheet relative to our peers
Evaluate opportunity to replace a
portion of existing capital with new
enhanced hybrid instruments
Industry Situation Industry Reaction Application to STI

SunTrust’s Recent Capital Study
•
Our current capital structure contains $2.3 billion of Trust Preferred Securities (TRuPs) and
REIT Preferred Securities that were issued several years ago
•
All $1.9 billion of TRuPs are callable between Q4 2006 and Q1 2008
•
Our existing TRuPs are now inefficient as 36%-100% of the TRuPs are excluded from the rating agency and regulatory core capital calculations:
Existing Trust
Preferred
Securities
(TRuPs) are now
inefficient
•
STI currently uses a TE/TA capital target ratio, which does not incorporate hybrids as “core capital”
•
Under new capital guidelines at the Federal Reserve and rating agencies, “core capital” is not limited to common equity
Moving to a Tier 1 capital target creates an opportunity for STI to (1) optimize its current capital structure and (2) reduce the Company’s weighted average cost of capital
Situation
Move from
6.0% TE/TA
Target
to a
Tier 1 Capital
Target of
approximately
7.5%
Opportunity
32%
64%
100%
68%
36%
$1.9 B
STI's
Traditional
TRuPs
Moody's S&P's Basel II Fed
Reserve
Guidelines
Excluded from
Core Capital
calculation
Inefficiency of Hybrid TRuPs
100% 68% 36%

Manage to a Tier 1 ratio of
approximately 7.50%
–
Inclusion of Coca-Cola Stock
(1)
adds
59 bps to the Tier 1 Ratio as of Q2
2006
–
Taking into consideration the Coca-
Cola stock and SunTrust’s lower risk
profile, the Tier 1 level is comparable
to peers
SunTrust’s Capital Targeting Plan
Capital Targeting Plan Tier 1 Ratio:  SunTrust versus Peers
Source:  Company documents, SNL Financial
Note:  Peers include BB&T, Fifth Third, PNC Financial, National City, U.S. Bancorp, Wachovia, Regions Financial, KeyCorp, Bank of America, Wells Fargo; Regions data as of Q1 2006 is pro forma for AmSouth acquisition
(1) Assumes 75% credit for after-tax unrealized gains on Coca-Cola Co. common stock
7.82
7.56
8.63
7.90
8.18
8.28
7.16 7.01 7.31
2004 2005
Q2 2006
7.50
Peer Average STI + Coke (1)
STI

SunTrust’s Planned Action Steps
Planned Action Steps and Timing
(1)
Step 1: COMPLETED
Issued $500 million of DRD perpetual preferred securities – 9/12/06
• We intend to issue incremental hybrid securities for general corporate purposes, which may include the repurchase of common shares
• We intend to enter into an Accelerated Share Repurchase agreement to repurchase up to
$1 billion worth of common shares
• Replace up to 100% of legacy trust preferred securities with enhanced trust preferred securities which have greater equity content for rating agency purposes
Step 2: PLANNED
Exchange common equity for hybrid capital instruments – 4Q and beyond
Step 3: PLANNED
Replace existing traditional trust preferred with enhanced trust preferred securities – 4Q and beyond
(1) Execution of the planned transactions is subject to market conditions.
• We issued $500 million of perpetual preferred stock with a replacement capital covenant in September at LIBOR +53 bps

Loans²
Consumer and Commercial Deposits²
Net Interest Margin³
Net Interest Income²
Noninterest Income
2,4
Noninterest
Expense²
Net Charge-Offs³
Effective Tax Rate³
Common Shares Outstanding³
Upper-single digits
Mid-single digits
2.95-3.10%
Mid to upper-single digits
Upper-single digits
Mid-single digits
15-20 bp
31-32%
350-360 million
1
Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.
2
Year-over-year growth rates.
3
Outlook for full year.
4
Excludes securities gains and losses and net gain from the sale of the Bond Trustee business.
2007 Outlook
1
10